SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 4, 2004



                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)



                                    Delaware
                 (State or Other Jurisdiction of Incorporation)




       000-28217                                     59-3218138
(Commission File Number)                 (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)




                                 (321) 984-1990
                         (Registrant's Telephone Number,
                              Including Area Code)



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ITEM 5.  OTHER EVENTS

      On June 4, 2004, the Registrant announced that it had received approximately $1.1M in purchase orders from TECORE for deployment with Afghan Wireless.

      A press release dated August 4, 2004 announcing this event is also attached hereto as Exhibit 99.1.

     Exhibit Number        Exhibit Title

          99.1             Press Release dated August 4, 2004

                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               AirNet Communications Corporation


                               By:
                                   -----------------------------------------
                                   Stuart P. Dawley
                                   Vice President, General Counsel & Secretary
Date:    August 4, 2004

                                  EXHIBIT INDEX



Exhibit Number   Exhibit Title
--------------   ----------------------------------
     99.1        Press Release dated August 4, 2004